UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  July 29, 2015

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10786	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Aegion Corporation (the “Company”) issued an earnings release (the “Earnings Release”) on July 29, 2015 to announce its financial results for the quarter ended June 30, 2015. A copy of the Earnings Release is furnished herewith as Exhibit 99.1. On July 30, 2015, the Company held a conference call in connection with the Earnings Release. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 1, 2015, the Board of Directors of the Company amended and restated the By-laws of the Company (the “Amended & Restated By-laws”) so as, among other things, (a) to conform to the Delaware General Corporation Law (the “DGCL”) the provisions regarding the setting of record dates, (b) to clarify the provisions regarding the existence of a quorum at, and the adjournment and postponement of, stockholder meetings, (c) to clarify the provisions regarding stockholder voting, (d) to clarify and conform to the DGCL the provisions regarding the existence of a quorum at meetings, and the manner of acting, of the Board of Directors and committees thereof, (e) to conform to the Company’s Certificate of Incorporation the provisions regarding the filling of newly created directorships and vacancies on the Board of Directors, (f) to clarify the authority of the Board of Directors to provide for the issuance of certificated or uncertificated shares of capital stock, (g) to designate the Court of Chancery of the State of Delaware as the exclusive forum (subject to applicable jurisdictional requirements) in which stockholders may bring Internal Corporate Claims (as defined in the Amended & Restated By-laws), and (h) to conform to the DGCL and the Company’s Certificate of Incorporation the provisions regarding amendments to the By-laws.

A copy of the Amended & Restated By-laws of the Company is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.
	(d)	The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Amended & Restated By-laws of Aegion Corporation, filed herewith.

99.1	Earnings Release of Aegion Corporation dated July 29, 2015, filed herewith.

99.2	Transcript of Aegion Corporation’s July 30, 2015 conference call, filed herewith.

*     *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ David F. Morris
David F. Morris
Executive Vice President, General
Counsel and Chief Administrative Officer

Date: August 4, 2015

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
3.1	Amended & Restated By-laws of Aegion Corporation.

99.1	Earnings Release of Aegion Corporation dated July 29, 2015.

99.2	Transcript of Aegion Corporation’s July 30, 2015 conference call.